EXHIBIT 10.(b)
                                                                  --------------


                       CAPITAL MANAGEMENT INVESTMENT TRUST

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual reports of the Capital Management Mid-Cap Fund and the Capital Management Small-Cap Fund (the "Funds") of the Capital Management Investment Trust on Form N-CSR for the period ended November 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Joseph A. Zock, chief executive officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Date: January 15, 2004        By: /s/ Joseph A. Zock
                                  ___________________________
                                  Joseph A. Zock
                                  President and Principal Executive Officer
                                  Capital Management Investment Trust

     A signed original of this written statement required by Section 906 has been provided to the Capital Management Mid-Cap Fund and the Capital Management Small-Cap Fund and will be retained by the Capital Management Mid-Cap Fund and the Capital Management Small-Cap Fund and furnished to the Securities and Exchange Commission or its staff upon request.



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                       CAPITAL MANAGEMENT INVESTMENT TRUST

                      CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual reports of the Capital Management Mid-Cap Fund and the Capital Management Small-Cap Fund (the "Funds") of the Capital Management Investment Trust on Form N-CSR for the period ended November 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned Sarah M. Hunt, chief financial officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Date: January 15, 2004        By: /s/ Sarah M. Hunt
                                  ___________________________
                                  Sarah M. Hunt
                                  Vice President and Principal Financial Officer Capital Management Investment Trust


     A signed original of this written statement required by Section 906 has been provided to the Capital Management Mid-Cap Fund and the Capital Management Small-Cap Fund and will be retained by the Capital Management Mid-Cap Fund and the Capital Management Small-Cap Fund and furnished to the Securities and Exchange Commission or its staff upon request.